Segment Reporting	3 Months Ended
Mar. 31, 2021
Segment Reporting
Segment Reporting
17.	SEGMENT REPORTING

	MEXICO		CORPORATE		TOTAL
	March 31	December 31	March 31	December 31	March 31	December 31
	2021	2020	2021	2020	2021	2020
	$	$	$	$	$	$
Property, plant and equipment	23,785	24,877	897	953	24,682	25,830
Capital expenditures	(1,461)	(7,620)	(13)	(48)	(1,474)	(7,668)
Mineral rights	735	804	19,713	19,707	20,448	20,511
Total assets	60,440	63,062	8,692	10,217	69,132	73,279
Total liabilities	11,877	12,441	9,925	10,396	21,802	22,837

	Three months ended
	March 31	March 31
	2021	2020
	$	$
MEXICO
Revenues	9,781	5,561
Cost of sales	(7,943)	(6,748)
Exploration	(580)	(306)
Other income (expense)	521	(411)
Finance expense	(45)	(1,850)
Income tax expense	-	(906)
Net income (loss)	1,734	(4,660)

CORPORATE
Corporate administrative expenses	(2,342)	(1,163)
Exploration	(493)	(67)
Other expense	(1,172)	(194)
Finance expense	(680)	(241)
Income tax recovery (expense)	31	(47)
Net loss	(4,656)	(1,712)

Net Loss	(2,922)	(6,372)